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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                    FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)              December 9 , 2005
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                           Twin Disc, Incorporated
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               (Exact name of registrant as specified in its charter)

Wisconsin                                1-7635                      39-0667110
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(State or other jurisdiction       (Commission file            (IRS Employer
          of incorporation)                  number)        Identification No.)

1328 Racine Street, Racine, Wisconsin                                     53403
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(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code               (262) 638-4000
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         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 24014d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item  1.01     Amendment to Definitive Material Agreement

On November 7, 2002, the Company entered into a Retention and Non-Compete Agreement (the "Agreement") with Mr. Michael H. Joyce, President and Chief Operating Officer of the Company. Under the Agreement, Mr. Joyce agreed to continue as President and Chief Operating Officer until age 65, or earlier with the consent of the Chief Executive Officer. In consideration, the Company would pay Mr. Joyce a retention bonus of $300,000 upon his retirement. In November, 2005, Mr. Joyce attained the age of 65 and the retention bonus vested. Mr. Joyce continues to act as President of the Company.

Because the retention bonus vested in 2005, it is subject to the restrictions set forth in Section 409A of the Internal Revenue Code regarding deferred compensation agreements. The Internal Revenue Service has issued guidance stating that this type of deferred compensation arrangement may avoid compliance with much of Section 409A if participation in the arrangement is terminated during 2005 and all amounts payable under the arrangement are paid in 2005.

On December 9, 2005, the Company's Compensation Committee approved an amendment to the Agreement terminating Mr. Joyce's continued participation in the deferred compensation arrangement and requiring payment of the retention bonus to Mr. Joyce in 2005. Mr. Joyce continues to be bound by the remainder of the Agreement, including non-disclosure and non-compete obligations.

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     Pursuant to the requirements of Section 13 or 15(d) of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

December 14, 2005                               Twin Disc, Inc.

                                                /s/ Christopher J. Eperjesy
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                                                VP-Finance, CFO and Secretary